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                                                                   EXHIBIT 23.1







                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-04197, 333-69377, 333-69393, 333-69611,
333-73241, 333-89699 and 333-89703) of DST Systems, Inc. of our report dated February 29, 2000 relating to the financial statements, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

Kansas City, Missouri
March 15, 2000